EARNINGS PER SHARE (Schedule of Basic Earnings Per Share) (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
EARNINGS PER SHARE [Abstract]
Net income	$ 6,683	$ 7,838	$ 11,395
Amount allocated to participating preferred shareholders			(6,439)
Net income applicable to ordinary shareholders -basic	$ 6,683	$ 7,838	$ 4,956
Weighted average ordinary shares outstanding	22,506,955	21,902,057	7,544,387
Basic earnings per share	$ 0.30	$ 0.36	$ 0.66